SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 7, 2014

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction	(Commission File No.)	(I.R.S. employer
of incorporation)		Identification No.)

131 Clarendon Street, Boston Massachusetts	02117
(Address of principal executive offices)	(Zip Code)

(617) 425-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Brookline Bancorp, Inc., a Delaware corporation (the “Company”), held on May 7, 2014, the Company’s stockholders approved the Brookline Bancorp, Inc. 2014 Equity Incentive Plan (the “2014 Equity Incentive Plan”).  The 2014 Equity Incentive Plan permits awards to employees and directors in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards, or any combination thereof. A summary of the material features of the 2014 Equity Incentive Plan is set forth on pages 43 to 50 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 7, 2014 (the “Proxy Statement”), which description is incorporated herein by reference and qualified in its entirety by reference to the text of the 2014 Equity Incentive Plan. A copy of the 2014 Equity Incentive Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders

At the Annual Meeting, Margaret Boles Fitzgerald, Bogdan Nowak, Merrill W. Sherman and Peter O. Wilde were elected as directors to hold office for a term of three years and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the stockholders (i) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement and (iii) approved the 2014 Equity Incentive Plan.

The final voting results are set forth below.

(1)  Election of directors:

	For	Withheld	Broker Non-Votes
Margaret Boles Fitzgerald	51,964,010	1,423,405	12,645,230
Bogdan Nowak	52,003,464	1,383,951	12,645,230
Merrill W. Sherman	51,620,409	1,767,006	12,645,230
Peter O. Wilde	51,956,902	1,430,513	12,645,230

(2)  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain	Broker Non-Votes
63,546,851	1,167,518	1,318,276	0

(3)  Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
48,766,930	4,073,539	546,946	12,645,230

(4)  Approval of the 2014 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
50,336,551	2,620,924	429,939	12,645,230

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Brookline Bancorp, Inc. 2014 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2014	BROOKLINE BANCORP, INC.

	By:	/s/ Michael W. McCurdy
Michael W. McCurdy
Chief Risk Officer, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Brookline Bancorp, Inc. 2014 Equity Incentive Plan